May 1, 2023
Group And Individual Flexible Premium Variable Life Insurance Policies (MFS)
Issued by Paragon Separate Account B of
Metropolitan Life Insurance Company
Direct all correspondence and inquiries to the Administrative Office:
METLIFE GVUL
Administrative Office, Suite 600, 11330 Olive Boulevard St. Louis, Mo 63141
Phone number: (800) 756-0124
PROSPECTUS
This Prospectus describes flexible premium variable life insurance policies (the “Group Contracts”) offered by Metropolitan Life Insurance Company (the “Company,” Metropolitan Life,” “MetLife,” “we,” “our,” or “us”) which are designed for use in Employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. We will amend a Certificate issued under a Group Contract so that it will continue in force as an Individual Policy in certain circumstances. The terms of the Certificate and the Individual Policy differ only with respect to provisions relating to the Group Contract that do not apply to the Individual Policy. Definitions of Group Contract, eligible participants, actively at work requirement, and the provisions regarding termination of the Group Contract do not appear in the Individual Policy. The Certificate and the Individual Policy are collectively referred to in this Prospectus as “Policy” or “Policies.”
This Prospectus also describes a guarantee provided by Metropolitan Tower Life Insurance Company (“Met Tower” or the “Guarantor”) of MetLife’s obligations under certain Policies originally issued by Paragon Life Insurance Company and assumed by MetLife as a result of the merger of Paragon Life Insurance Company with MetLife on May 1, 2006, with MetLife as the surviving company.
The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This Prospectus provides information that a prospective Owner should know before investing in the Policy. An Owner (also “you”) should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.
If you are a new investor in the Policy, you may cancel your Policy generally within 20 days (or such longer period as state law requires) of your receipt of the Policy or, if later, 45 days after you sign the application for coverage. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
You may allocate net premiums to the General Account or to the Divisions (Divisions may be referred to as “Investment Divisions” in your Policy and marketing materials) of Paragon Separate Account B (the “Separate Account”). Each Division invests solely in a Portfolio of a Fund listed in Appendix A below.
Please note that the Policy and the Portfolios are not guaranteed to achieve their goals, are not federally insured, are not endorsed by any bank or government agency, and are subject to risks, including the loss of the amount invested.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved the policy or determined that this Prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY
FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawals	None	—
Transaction Charges
You may be subject to transaction charges that may apply if you surrender your Policy or make a partial withdrawal. You also may be charged for other transactions, such as when you make a premium payment, transfer Cash Value between investment options, or
exercise your Accelerated Death Benefit Settlement Option Rider.
“Charges and Deductions – Transaction Charges”
Ongoing Fees and Expenses (annual charges)
In addition to charges described above, an investment in the Policy is subject to certain ongoing fees and expenses, including a mortality and expense risk charge, and a monthly deduction covering the cost of insurance under the Policy, monthly administrative charge and optional benefits added by rider, and such fees and expenses are set based on characteristics of the Insured (e.g., the age and rate class of the covered person) as well as the Group characteristics. Please refer to the specifications page of your Policy for applicable rates.
You will also bear expenses associated with the Portfolios available under your Policy, as shown in the following table:
				“Charges and Deductions – Monthly Deduction” “Charges and Deductions – Mortality and Expense Risk Charge” “Charges and Deductions – Portfolio Charges and Expenses”
	ANNUAL FEE	MIN.	MAX.
	Investment options (Portfolios fees and charges)	0.46%	1.17%
	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this Policy, including loss of principal.	“Principal Risks”
Not a Short-Term Investment
The Policies are designed to provide insurance protection. They should not be used as a short-term investment or if you need ready access to cash, because you will be charged when you make
premium payments and you will also pay a transaction fee on partial withdrawals. In addition, withdrawals may be subject to ordinary income tax and tax penalties.
“Principal Risks”
Risks Associated with Investment Options
An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Portfolios available under the Policy. Each investment option
(including any General Account investment option) has its own unique risks. You should review the investment options before making an investment decision.
“Principal Risks”
Insurance Company Risks
Investments in the Policy are subject to the risks related to
Metropolitan Life including any obligations (including under any
General Account investment option), guarantees, and benefits of the
Policy, which are subject to the claims paying ability of Metropolitan
Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about
Metropolitan Life, including its financial strength ratings, is available upon request by calling (800)756-0124 or visiting: https://
www.metlife.com/about-us/corporate-profile/ratings.
“Principal Risks”

Policy Lapse
Your Policy may lapse if you have paid an insufficient amount of premiums or if the investment experience of the Portfolios is poor and the Cash Surrender Value under your Policy is insufficient to cover the monthly deduction. Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences. If the Policy lapses, no death benefit will be paid. A Policy may be reinstated if the conditions for reinstatement are met including the payment of required premiums.
“Principal Risks”
	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
At the present time, no charge is assessed against the Cash Value of a Policy when amounts are transferred among the Divisions of the
Separate Account and between the Divisions and the General
Account, but we reserve the right to impose a charge of $25 to cover administrative costs incurred in processing any transfer in excess of
12 in a Policy year. Policy owners may transfer Cash Value between and among the Divisions and the General Account. We have limits on the amount that may be allocated and transferred to the General
Account (“maximum allocation percentage”). The initial General
Account maximum allocation percentage is shown on the Policy’s specifications page, and we may change this percentage from time to time.
The total amount of transfers and withdrawals from the General
Account in a Policy Year may not exceed the greater of (i) the
Policy’s Cash Surrender Value in the General Account at the
beginning of the Policy Year, multiplied by the withdrawal
percentage limit shown on the Policy’s specifications page, or (ii)
the previous Policy Year’s General Account maximum withdrawal amount. We are currently not enforcing this restriction for partial withdrawals. Restrictions may apply to frequent transfers.
Metropolitan Life reserves the right to remove or substitute portfolio companies as investment options that are available under the Policy.
“Features of the Policy – Transfers”
Optional Benefits
Rider availability is subject to your Employer making the rider available. Depending upon your Employer’s requirements, certain
Policy riders may only be able to be added to in force Policies during the Employer’s annual enrollment. With respect to the dependent life benefit riders (spouse coverage or child coverage), depending upon your Employer’s elected rider benefit, you may also need to be on active status. You should check with your Employer regarding the availability of riders and whether you need to be on active status to elect the dependent life benefit riders (spouse coverage or child coverage).
“Features of the Policy – Additional Benefits and Riders”
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.
Withdrawals may be subject to ordinary income tax, and may be subject to tax penalties.
Lapse of a Policy on which there is an outstanding loan may have adverse tax consequences.
“Federal Tax Matters”

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your investment professional may receive compensation relating to your ownership of a Policy, both in the form of commissions and continuing payments. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.
“Distribution of the Policies”
Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of your current Policy. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing
Policy.
“Distribution of the Policies”
OVERVIEW OF THE POLICY
Purpose of the Policy
The Policy is designed for use in Employer-sponsored life insurance programs to provide Employees who elect coverage tax deferred accumulation of assets through an investment portfolio and a death and/or other benefits. The Policy may be appropriate for an investor who has a longer time horizon, is not purchasing the Policy for short-term liquidity needs and desires life insurance coverage.
Premium Payments
Where provided by an Employer, the minimum initial premium and the planned premium will be remitted to us by the Employer on your behalf pursuant to a premium payment schedule (the “Payroll Deduction Plan”). You must authorize the amount of the premiums remitted by the Employer. If the Employer does not provide a Payroll Deduction Plan, you must pay the minimum premium and the planned premium directly to us. In addition to planned premiums, you may send unscheduled premium payments directly to us at any time and in any amount, subject to the minimum and maximum premium limitations. No insurance will take effect until the minimum initial premium set forth in the specifications pages of the Policy is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or Employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. Every premium payment (other than a planned premium) paid must be at least $20. We will not accept any premium payment that would cause your total premiums to exceed current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The planned premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. You are not required to pay premiums equal to the planned premium. Premium payments made directly to us should be sent to our Administrative Office. The payment of a given premium will not necessarily guarantee that your Policy will remain in force. Rather, this depends on the Policy’s Cash Surrender Value. Insufficient premiums may result in lapse of the Policy. Premiums may be allocated among the investment options including the General Account. Additional information about each Portfolio including its Portfolio type, advisers and any sub-advisers as well as current expenses and certain performance information is included in Appendix A.

Features of the Policy
The Policy has a number of features designed to provide lifetime insurance coverage as well as maximum flexibility in connection with premium payments and death benefits, including flexibility to change the type and amount of the death benefit; flexibility in paying premiums; loan privileges; surrender privileges; and optional insurance benefits.
Standard Death Benefit. We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured’s death, or to you, before the Insured’s death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.
You may choose between two standard death benefit options available under the Policy. After the first Policy Anniversary, you may change the death benefit option while the Policy is in force. Changing the death benefit option may have tax consequences. We calculate the amount payable under each death benefit option as of the end of the Valuation Period that includes the Insured’s date of death.
•
Death Benefit Option A is a “Level Type” death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirements.
•
Death Benefit Option B is an “Increasing Type” death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirements. This option is the only option presented for purchase for certain Group Contracts and Employer-sponsored programs.
So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. federal income tax rules, as in effect on the date the Policy was issued.
Surrenders. At any time that a Policy is in effect, you may elect to surrender the Policy and receive its Cash Surrender Value. A surrender may have tax consequences.
Partial Withdrawals. After the first Policy Year, you may request to withdraw part of the Cash Surrender Value once each Policy Month. Partial withdrawals may have federal income tax consequences and may increase the risk that your Policy will lapse (terminate without value).
Transfers. Subject to certain restrictions, you may transfer Cash Value among the Divisions of the Separate Account or the General Account. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, within the first two years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy.) There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see “Transfers.”
Loans. After the first Policy Anniversary, you may borrow against the Cash Value of the Policy. We transfer a portion of the Cash Value equal to the amount of the loan, and an amount equal to the present value of the loan interest due, from each Division of the Separate Account and/or the General Account to the Loan Account as collateral for the loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. Loans may have tax consequences.

Additional Benefits and Riders. We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. These are the Children’s Life Insurance Rider, Spouse’s Life Insurance Rider, Accelerated Death Benefit Settlement Option Rider, Will Preparation Service Rider and Estate Resolution Services Rider. We generally deduct any monthly charges for these options and riders from the Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts may not offer certain riders. Please contact us at our Administrative Office for further details.
FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making partial withdrawals from the Policy. We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Please refer to your Policy specification page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, or transfer cash between investment options.
Transaction Fees
Charge	When Charge is Deducted	Maximum Amount Deducted
Maximum Premium Expense Charge (load)
•For Policies issued under group Contracts	Upon receipt of each premium payment	1.00% of each premium payment
•Only for Policies treated as individual contracts under Omnibus Reconciliation Act		2.00% of each premium payment
Premium Tax Charge	Upon Receipt of Premium Payment	2.00% of each premium payment
Partial Withdrawal Charge	Upon each partial withdrawal from the Policy	$25(1)
Transfer Charge	Upon transfer in excess of 12 in a Policy Year	$25 per transfer(2)
Accelerated Death Benefit Administrative Charge	At the time an accelerated death benefit is paid	$100(2)
(1)
The partial withdrawal charge is the lesser of $25 or 2% of the amount withdrawn.
(2)
We currently waive this charge.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses
Charge	When Charge Deducted	Maximum Amount Deducted
Base Contract Charges:

Cost of Insurance Charge(1)
•Minimum and Maximum Charge	Monthly	$0.15 to $31.67 per $1,000 of net amount at risk
•Charge for a representative Insured(2)		$0.45 per $1,000 net amount at risk
Administrative Charge(3)	Monthly	$6.00
Mortality and Expense Risk Charge(4)	Daily	0.90% (annually) of the net assets of each Division of the Separate Account
Loan Interest Spread(5)	Annually	3.0%
Optional Benefit Charges:
Children’s Life Insurance Rider	Monthly	$0.41 per $1,000 of coverage
Spouse’s Life Insurance Rider(1)
•Minimum and Maximum Charge	Monthly	$0.02 to $5.16 per $1,000 of coverage
•Charge for a representative Insured(6)		$0.45 per $1,000 of coverage
1
Cost of insurance coverage varies based on the Insured’s attained age and rate class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.
2
A representative Insured is a person with an attained age of 45, actively at work.
3
The maximum administrative charge we can apply to Policies under any Group Contract can vary but will not exceed the amount in the table. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
4
The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
5
The maximum amount of interest we charge is 8% and the minimum amount of interest we credit is 5% for a maximum loan interest spread of 3%.
6
For Spouse’s Life Insurance Rider, a representative Insured is an Employee’s spouse that has an attained age of 45.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses, may be found in Appendix A at the back of this document.
Annual Portfolio Operating Expenses
	Minimum	Maximum
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	1.17%
PRINCIPAL RISKS
Investment Risk
If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that the investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Policy. Each investment option (including any General Account option) has its own unique risks. You should review the investment options before making an investment decision. A comprehensive discussion of the risks of each of the Portfolios may be found in each Portfolio’s prospectus. Please refer to the prospectuses for the Portfolios for more information. There is no assurance that any of the Portfolios will achieve its stated investment objective. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premium.
If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.
Risk of an Increase in Current Fees and Expenses
Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.
Policy Lapse
If your Cash Surrender Value is not enough to pay the monthly deduction and other charges, your Policy may enter a 62-day grace period. A shorter grace period applies to the Contractholder (the Employer) of the Group Contract. We will notify you that the Policy will lapse (terminate without value) unless you make sufficient payment during the grace period. Your Policy also may lapse if your Indebtedness exceeds your Cash Value on any Monthly Anniversary. If either of these situations occurs, your Policy will be in default and you must pay a specified amount of new premium to prevent your Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date. In certain situations your Policy may also terminate if your Employer ends its participation in the Group Policy.
Limitations on Access to Cash Value
We limit partial withdrawals of Cash Value from the Policies. You may not take a partial withdrawal in the first Policy year. Thereafter, you may make up to one partial withdrawal each Policy Month. The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value.
Limitations on Transfers
We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer to cover administrative costs incurred in processing any transfer in excess of 12 in a Policy year, except for transfers under the Automated Investment Strategies. We have adopted procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Portfolio’s prospectus for more details. The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.)
Tax Treatment
To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.
Depending on the total amount of premiums you pay, the Policy may be treated as a “modified endowment contract” (“MEC”) under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1∕2.
Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.
You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender and Partial Withdrawals (Short-Term Investment Risk)
We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy, including the benefit of tax deferred build-up of Cash Value, you should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy in the near future. The policy is not suitable as a short-term savings vehicle. A surrender, in whole or in part, may have tax consequences and may increase the risk that your Policy will lapse.
We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. Partial withdrawals may have tax consequences and may increase the risk that your Policy will lapse.
Loans
A Policy Loan, whether or not repaid, will affect Cash Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.
We reduce the amount we pay on the Insured’s death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. Your Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.
A Policy Loan may have tax consequences. If you surrender the Policy or allow the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Pandemics and Other Public Health Issues
The pandemic spread of the novel coronavirus COVID-19 has caused and may continue to cause illnesses and deaths. This pandemic, other pandemics, and their related major public health issues, and governmental, business and consumer reactions to them, have affected and may continue to have a major impact on the global economy and financial markets. Governmental and non-governmental organizations may not effectively combat the spread and severity of such a pandemic, increasing uncertainty, and creating the potential for more rapid changes to which the Company may find it more difficult to adjust. For example, regulatory action in response to pandemics or other health issues may impose new requirements affecting the Company’s obligations under your Policy, exposing the Company to risks and costs that the Company is unable to foresee or underwrite
Cybersecurity
Our business is highly dependent upon the effective operation of our information systems, and those of our service providers, vendors, and other third parties. Cybersecurity breaches of such systems can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality and our disaster recovery systems may be insufficient to safeguard our ability to conduct business. Cybersecurity breaches can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Portfolios; impact our ability to calculate Accumulation Unit Values; cause the release and possible loss or destruction of confidential Policy Owner or business information; impede order processing or cause other operational issues; and result in regulatory enforcement actions or new laws or regulations which could increase our compliance costs. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, and we require our critical vendors to implement effective cybersecurity and data protection measures, there is no guarantee that we will be able to successfully manage this risk at all times.
Terrorism and Security Risk
The continued threat of terrorism, ongoing or potential military and other actions such as the Russia-Ukraine conflict, and heightened security measures may cause significant volatility in global financial markets and result in loss of life, property damage, additional disruptions to commerce and reduced economic activity. The value of our investment portfolio may be adversely affected by declines in the credit and equity markets and reduced economic activity caused by such threats. Additionally, the performance of the Indexes may be adversely affected. This risk could be higher for Indexes with exposure to European or Russian markets, including the MSCI EAFE index. Companies in which we maintain investments may suffer losses as a result of financial, commercial or economic disruptions, and such disruptions might affect the ability of those companies to pay interest or principal on their securities or mortgage loans. Terrorist or military actions also could disrupt our operations centers and result in higher than anticipated claims under our insurance policies.
Insurance Company Risks
Policies are subject to the risks related to Metropolitan Life. Any obligations (including under any General Account investment option), guarantees, and benefits of the Policy are subject to the claims paying ability of Metropolitan Life. If Metropolitan Life experiences financial distress, it may not be able to meet its obligations to you. More information about Metropolitan Life, including its financial strength ratings, is available upon request by calling (800) 756-0124.

ISSUING THE POLICY
General Information
The Policies described in this Prospectus are designed for use in Employer-sponsored insurance programs and are issued in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders.
The Contractholder (Employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, Employees), Insureds and Beneficiaries as set forth herein.
Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an Employee of the Contractholder or sponsoring Employer or employee’s spouse.
Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount varies by Plan. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See “Policy Benefits — Death Benefit.”)
On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by Employees to be deducted from their wages. In addition, Owners may pay additional premiums.
Generally, if there is sufficient Cash Surrender Value, Individual Insurance under a Group Contract will continue should the Group Contract cease or the Employee’s employment end. (See “Eligibility Change Conversion.”)
Procedural Information
We generally will issue a Group Contract to Employers whose Employees and their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of Employees covered by a particular Group Contract is/are set forth in that Group Contract’s specifications pages.
We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the Employer. (See “General Provisions of the Group Contract — Issuance.”) Individuals (i.e., eligible Employees and spouses) wishing to purchase a Policy under a Group Contract must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder a Certificate to give to each Owner.
We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:
•
to persons who wish to continue coverage after a Group Contract has terminated;
•
to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.

Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.
Employee Eligibility. To be eligible to purchase a Policy, an Employee must be actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the Employee must belong to be eligible to purchase a Policy. “Actively at work” means that the Employee must work for the Contractholder or sponsoring Employer at the Employee’s usual place of work (or such other places as required by the Contractholder or sponsoring Employer) for the full number of hours and the full rate of pay set by the employment practices of the Employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the “actively at work” requirement.
The Contractholder also may require that an individual be its Employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered Employees of the Contractholder. If the Employer is a partnership, a partner may be an eligible Employee.
Guaranteed Issue. We generally will issue the Policy and any spouse’s or children’s insurance Rider applied for by the Employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an Employee is first given the opportunity to purchase a Policy. Under this procedure, the Employee is only required to answer qualifying questions in the application for Individual Insurance; the Employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an Employee can generally apply for under the guaranteed issue procedure (“Guaranteed Issue Amount”) varies by Group Contract or Employer-sponsored insurance program.
Simplified Underwriting. We will follow simplified underwriting procedures rather than guaranteed issue procedures if:
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the Face Amount exceeds the Guaranteed Issue Amount described above;
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the Policy has previously been offered to the Employee;
•
the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
•
the Policy is offered through programs for which guaranteed issue underwriting is not available.
In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse’s or children’s insurance rider, if the Employee is not eligible for guaranteed issue underwriting, or (even if the Employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.
Under simplified underwriting procedures, the Employee must respond satisfactorily to certain health questions in the application. A paramedical exam may be required. We will then determine whether a Policy can be issued. (The underwriting method followed will affect cost of insurance rates. See “Charges and Deductions — Cost of Insurance Rates.”)
Employee’s Spouse. Before issuing a Policy to an Employee’s spouse, we must receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is available in certain instances. In addition, a Spouse’s Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the Employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:
•
the appropriate application for Individual Insurance is signed;
•
the initial premium has been paid prior to the Insured’s death;
•
the Insured is eligible for the Policy; and
•
the information in the application is determined to be acceptable to the Company.
Right to Examine Policy (Free Look Right)
Initial Free Look Period. The free look period begins when you receive your Policy. The free look period generally ends within 20 days (or such longer period as state law requires) of your receiving the Policy or, if later, 45 days after you sign the application for coverage. During the free look period, any premiums that we have received will be allocated to the Divisions of the Separate Account and/or the General Account, in accordance with your instructions. You may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy.
To cancel the Policy, you should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner’s bank. (See “General Matters Relating to the Policy — Postponement of Payments.”)
Free Look For Increase in Face Amount. Similarly, you may cancel an increase in Face Amount within 20 days from the date you received the new Policy specifications pages for the increase.
If you cancel the Face Amount increase, you may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy’s Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions and/or the General Account, in the same manner as it was deducted.
Ownership Rights
The Policy belongs to the person named in the application, unless later changed. The Owner is usually the same as the Insured unless the application specifies a different person as the Owner or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner’s interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated Beneficiary. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.
We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Code or any applicable successor provision.
We will send all reports and other notices described herein or in the Policy directly to the Owner.

Modifying the Policy
Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.
Upon notice to you, we may modify the Policy:
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to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
•
to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
•
to reflect a change in the Separate Account’s operation.
If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.
PREMIUMS
Minimum Initial Premium
No insurance will take effect until the minimum initial premium is paid, and the health and other conditions, including eligibility of the Insured described in the application for insurance, must not have changed. The Contractholder or Employer will pay the initial premium on your behalf. The initial premium for a Policy must at least equal one-twelfth (1/12th) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See “Premium Flexibility” below.) You are not required to pay premiums equal to the planned annual premium.
We will apply the initial premium to a Policy on the Investment Start Date. We will apply subsequent premiums as of the Valuation Date we receive the premiums. (See “Allocation of Net Premiums and Cash Value.”) Premiums will be “received” on a Valuation Date when we receive at our Administrative Office, before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern Time), the premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy.
If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.
Premium Flexibility
After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts, the planned annual premium usually will be paid by the Contractholder on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder and us. The Owner must authorize the amount of the premiums paid by the Contractholder. Please note that if the Contractholder does not remit premiums on a timely basis in accordance with the planned premium payment schedule, you may not participate in investment experience under the Policy until the premium has been received and credited to the Policy in accordance with our established administrative procedures. You may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. Rather, this depends on the Policy’s Cash Surrender Value. If the Cash Surrender Value on any monthly anniversary is less than the monthly deduction you will need to make a premium payment within the grace period to cover the monthly deduction. (See "Policy Lapse and Reinstatement.”)
An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. Unscheduled premium payments should be sent to our Administrative Office. The payment of an unscheduled premium payment may have federal income tax consequences.
Continuance of Insurance
Failure of the Contractholder to pay the planned premium payments authorized by its Employees may cause the Group Contract to terminate. Generally, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided will automatically continue even if the Group Contract terminates. (See “Eligibility Change Conversion”) Individual Insurance also will continue if the Employee’s employment with the Contractholder terminates. In either circumstance, an Owner of a Certificate converted by amendment to an Individual Policy must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly. We will send you instructions on where to send your premium payments when we send you your amended Certificate.
Premium Limitations
Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.
We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. We will not accept any premium payment that would cause your total premiums to exceed those limits. If a premium payment would cause your total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We will return any part of the premium in excess of the maximum premiums directly to you upon discovery of the excess payment, but in no event later than 60 days after the end of the Policy Year in which payment is received.
Modified Endowment Contracts
Under federal tax laws, certain life insurance contracts are classified as modified endowment contracts ("MECs"), which receive less favorable tax treatment than other life insurance contracts. If we receive a premium payment that, together with the remaining scheduled premium payments for the Policy Year, would cause a Policy to become a MEC, we will accept only that portion of the premium below the MEC limits. We will return any excess amounts directly to you. We will apply premium payments over the MEC limits only when you instruct us to do so in a writing that acknowledges that application of such amounts will result in the Policy becoming a MEC. We will notify you when we believe that a premium payment will cause a Policy to become a MEC. In addition, we will notify you if your Policy becomes a MEC for any other reason and you may request that we refund any premium received that would cause the Policy to become a MEC, increase your face amount so that the Policy does not become a MEC or acknowledge that you want your Policy to become a MEC.

Allocation of Net Premiums and Cash Value
When you apply for a Policy, you give us instructions to allocate your net premiums to one or more Divisions of the Separate Account or the General Account. If you fail to provide allocation instructions, we may allocate your net premiums as described in the application. We will allocate your net premiums according to the following rules:
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The minimum percentage of any allocation to an investment option is 10 percent of the net premium.
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Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
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The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
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We will allocate net premiums (after the initial net premium) as of the date we receive them at our Administrative Office according to the premium allocations currently in effect for your Policy, unless otherwise specified.
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You may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
•
There are limitations on the amount of net premium that may be allocated to the General Account. (See “The General Account — Restrictions on Allocations and Transfers to the General Account.”)
Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. Investment performance will affect the Policy’s Cash Value, and may affect the death benefit as well. You should periodically review your allocation of premiums and values in light of market conditions and overall financial planning requirements.
If you send your premium payments or transaction requests to an address other than the one that we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there may be a delay in applying the premium payment or transaction to your Policy.

THE COMPANY AND THE GENERAL ACCOUNT
The Company
Metropolitan Life Insurance Company is a provider of insurance, annuities, employee benefits and asset management. We are also one of the largest institutional investors in the United States with a general account portfolio invested primarily in fixed income securities (corporate, structured products, municipals, and government and agency) and mortgage loans, as well as real estate, real estate joint ventures, other limited partnerships and equity securities. Metropolitan Life Insurance Company was incorporated under the laws of New York in 1868. The Company’s office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Obligations to Owners and Beneficiaries that arise under the Policy are obligations of MetLife.
Prior to May 1, 2006, the Policies were issued by Paragon Life Insurance Company. These Policies are now Policies of MetLife as a result of the merger between Paragon Life Insurance Company with MetLife as the surviving company. Additionally, as discussed below, insurance obligations under the Policies originally issued by Paragon Life Insurance Company prior to May 1, 2006 are now guaranteed by Metropolitan Tower Life Insurance Company (“Met Tower Life” or the “Guarantor”).
Guarantee of Insurance Obligations
Policies issued before May 1, 2006 are subject to a guarantee. Under this guarantee, Met Tower Life is responsible for ensuring that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Cash Value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the Divisions available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, Met Tower Life will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against Met Tower Life directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on Met Tower Life, its successors or assignees and Met Tower Life’s obligations under the guarantee agreement will terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than Met Tower Life’s rating. With respect to the guarantee, Met Tower Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.
Met Tower Life is a stock life insurance company originally incorporated under the laws of the State of Delaware in 1982 and currently subject to the laws of the state of Nebraska. Met Tower Life is licensed to issue business in fifty states and the District of Columbia. Met Tower Life is a direct wholly-owned subsidiary of MetLife, Inc. The principal executive offices of Met Tower Life are located at 200 Park Avenue, New York, NY 10166. Prior to April 30, 2018, the guarantee was issued by General American Life Insurance Company (“General American”). On April 27, 2018, following the close of business, General American merged into Met Tower Life and Met Tower Life replaced General American as the issuer of the guarantee.
The General Account
The General Account is part of the Company’s general account. The general account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the general account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.
Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the “maximum allocation percentage”). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy’s specifications page.
Restrictions on Partial Withdrawals and Transfers From the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy’s Cash Value in the General Account. An Owner may also transfer amounts between the General Account and the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future.
The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:
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the Policy’s Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown on the Policy’s specifications page, or
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the previous Policy Year’s General Account maximum withdrawal amount.
We are not currently enforcing this restriction for partial withdrawals but reserve our right to do so in the future. It is important to note that since we are enforcing the restrictions on transfers from the General Account, it could take a number of years to fully transfer a current balance in the General Account to the Divisions of the Separate Account. You should keep this in mind when considering whether an allocation of Cash Value to the General Account is consistent with your risk tolerance and time horizon. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.
Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See “Surrenders and Partial Withdrawals” and “Transfers.”)
The Loan Account is part of the general account.
We have not registered interests in the General Account under the Securities Act of 1933, nor have we registered the General Account as an investment company under the 1940 Act.
THE SEPARATE ACCOUNT AND THE PORTFOLIOS
The Separate Account
The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a “separate account” under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The investment adviser to certain of the Portfolios offered with the Group Contract or with other group contracts issued through the Separate Account may be regulated as a Commodity Pool Operator. While MetLife does not concede that the Separate Account is a commodity pool, MetLife has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (“CEA”), and is not subject to registration or regulation as a pool operator under the CEA.
The Separate Account is divided into Divisions, each of which invests in shares of a Portfolio. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against that Separate Account without regard to income, gains, or losses from any other business the Company may conduct.
We segregate the assets in the Separate Account from our general account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our general account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.
We are obligated to pay all amounts promised to investors under the Policy. The assets of the Separate Account may not be used to pay any liabilities of MetLife other than those arising under the Policy or other products funded by the Separate Account. Any such amount that exceeds the Policy’s Cash Value in the Separate Account is paid from our general account. Death benefit amounts and any optional benefits paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other life insurance policies and annuity contracts where we pay all money we owe under those policies and contracts from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
We do not guarantee any money you place in the Divisions of the Separate Account. The value of each Division of the Separate Account will increase or decrease, depending on the investment performance of the corresponding Portfolio. You could lose some or all of your money.
The Portfolios
The Portfolios available under the Policy including each Portfolio name, Portfolio type, adviser, sub-adviser, current expenses and average annual total returns of each Portfolio are set forth in Appendix A. Each Portfolio Prospectus and Statement of Additional Information contain information about each Portfolio and may be obtained by visiting dfinview.com/metlife/tahd/MET000230 or calling (800) 756-0124.
Each Division of the Separate Account invests solely in shares of a Portfolio. Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Portfolios or the Funds by the SEC.

The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are generally different from those of the other Portfolios. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.
In addition to the Separate Account, the Portfolios may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.
These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.
There is no assurance that any of the Portfolios will achieve its stated objective. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market Divisions may become extremely low and possibly negative. More detailed information, including a description of risks and expenses, is in the prospectuses for the Portfolios.
Certain Payments We Receive With Regard to the Portfolios. An investment adviser or subadviser of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company’s role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees. (See the Portfolios’ prospectuses for more information.) The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.
As of December 31, 2022, approximately 87% of Portfolio assets held in separate accounts of Metropolitan Life Insurance Company and its affiliates were allocated to Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II. We and certain of our affiliated companies have entered into agreements with Brighthouse Investment Advisers, LLC, Brighthouse Funds Trust I and Brighthouse Funds Trust II, whereby we receive payments for certain administrative, marketing and support services described in the previous paragraphs. Currently, the Portfolios in Brighthouse Funds Trust I and Brighthouse Funds Trust II are only available in variable annuity contracts and variable life insurance policies issued by MetLife and its affiliates, as well as Brighthouse Life Insurance Company and its affiliates. Should we or Brighthouse Investment Advisers, LLC decide to terminate the agreements, we would be required to find alternative Portfolios which could have higher or lower costs to the

Owner. In addition, the amount of payments we receive could cease or be substantially reduced which may have a material impact on our financial statements.
Selection of Portfolios. We select the Portfolios offered through the Policy based on a number of criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Other factors we consider during the selection process is whether the Portfolio’s adviser or sub-adviser is one of our affiliates or whether the Portfolio, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive with Regard to the Portfolios” above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premium payments and/or transfers of Cash Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These broker-dealer firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Cash Value to such Portfolios. We do not provide investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Portfolios you have chosen.
Addition, Deletion, or Substitution of Portfolios. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Portfolios that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Portfolios and (ii) substitute shares of another Portfolio if the shares of a Portfolio are no longer available for investment, or further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:
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eliminate or combine one or more Divisions;
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substitute one Division for another Division; or
•
transfer assets between Divisions if marketing, tax, or investment conditions warrant.
We will notify all Owners of any such changes.
If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:
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operated as a management company under the 1940 Act;
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deregistered under that Act in the event such registration is no longer required; or
•
combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.
We cannot guarantee that the shares of the Portfolios will always be available. The Portfolios each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Portfolio distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Portfolio shares. Should this occur, we will be unable to honor your requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Portfolio is no longer available, we will take reasonable steps to obtain alternative investment options.
Voting Portfolio Shares. Although we are the legal owner of the Portfolio shares held in the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.
Before a vote of a Portfolio’s shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Cash Value he or she has in that Portfolio (as of a date set by the Fund).
If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance rules, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.
POLICY VALUES
Cash Value
The Cash Value of the Policy equals the sum of all values in the General Account, the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.
The Policy’s Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum policy Cash Value.
Cash Surrender Value
The Cash Surrender Value is the amount we pay to you upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive your written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, minus any outstanding Indebtedness, any accrued and unpaid monthly deduction and any applicable transaction charge.

Cash Value in the General Account
On each Valuation Date, the Cash Value in the General Account will equal:
•
the amount of the Net Premiums allocated or Cash Value transferred to the General Account; plus
•
interest at a rate of at least 4% per year; plus
•
any excess interest which we credit and any amounts transferred into the General Account; minus
•
the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.
Cash Value in Each Separate Account Division
The Policy’s Cash Value in the Separate Account equals the sum of the Policy’s Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of accumulation units of Cash Value in each Division by the accumulation unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.
Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Portfolios and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.
Number of Accumulation Units. The number of units in any Division of the Separate Account at the end of any valuation day equals:
•
the initial accumulation units purchased at the unit value on the Issue Date; plus
•
accumulation units purchased with additional net premiums; plus
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accumulation units purchased via transfers from another Division, the General Account, or the Loan Account; minus
•
accumulation units redeemed to pay for monthly deductions; minus
•
accumulation units redeemed to pay for partial withdrawals; minus
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accumulation units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.
Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into accumulation units. We determine the number of accumulation units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Division at the end of the Valuation Period.
Accumulation Unit Value. We determine an accumulation unit value, based upon the Net Investment Factor method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Accumulation Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The accumulation unit value of any Division at the end of any Valuation Period equals:
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the value of the net assets of the Division at the end of the preceding Valuation Period; plus
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the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; minus

•
the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus
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any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; minus
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the daily mortality and expense risk charge (a charge not to exceed 0.90% annually); divided by
•
aggregate accumulation units outstanding in the Division at the end of the preceding Valuation Period.
POLICY BENEFITS
Death Benefit
As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured’s death, (ii) instructions on how to pay the proceeds and (iii) any other documents, forms and information we need. We may require you to return the Policy. (If the Beneficiary dies before the Insured, we will generally pay the insurance proceeds, in a single sum, to the Owner, or, if the Owner is not living, to the Owner’s estate.) Payment of death benefit proceeds will not be affected by termination of the Group Contract, the Employer-sponsored insurance program, or an Employee’s employment.
Death benefit proceeds equal:
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the death benefit (described below); plus
•
any additional insurance provided by rider; minus
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any unpaid monthly deductions; minus
•
any outstanding Indebtedness.
An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.
If you have a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.
Payment of the Death Benefit
Death benefit proceeds under the Policy ordinarily will be paid within seven days after we receive proof of the Insured’s death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See “General Matters Relating to the Policy — Postponement of Payments.” The death benefit will be reduced by any outstanding Indebtedness and any due and unpaid Monthly Deduction accruing during a grace period.
We will pay the proceeds in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds. We will pay interest on the proceeds as required by the applicable state law.
Unless otherwise requested and subject to state law, the Policy’s death proceeds will generally be paid to the Beneficiary through a settlement option called the Total Control Account (if the death proceeds meet the required minimum). The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.
Assets backing the Total Control Account are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Account, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the Beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Policy Owner last resided, as shown on our books and records. (“Escheatment” is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation and within certain mandated time periods. To prevent your Policy’s death benefit from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designation, including complete names and complete address, if and as they change. You should contact our Administrative Office in order to make a change to your Beneficiary designation.
Standard Death Benefit Options
The Policy provides two death benefit options: a “Level Type” death benefit (“Option A”) and an “Increasing Type” death benefit (“Option B”). Under certain Group Contracts and Employer-sponsored insurance programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured’s death.
Under Option A, the death benefit is:
•
the current Face Amount of the Policy or, if greater,
•
the applicable percentage of Cash Value on the date of death.
The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured’s death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.
Under Option B, the death benefit is:
•
the current Face Amount plus the Cash Value of the Policy or, if greater,
•
the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.
Which Death Benefit Option to Choose. Owners who prefer to have favorable investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have favorable investment performance reflected in lower cost of insurance charges for the same Face Amount generally should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value multiplied by the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).
Changing Death Benefit Options
After the first Policy Anniversary, you may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one per Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase.
Changing the death benefit option may result in a change in Face Amount. If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.
If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change in death benefit option. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.
Changing Face Amount
You select the Face Amount when applying for the Policy. Subject to certain limitations set forth below, you may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to limit the number of changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect your cost of insurance charge. Changing the Face Amount also may have federal income tax consequences and you should consult a tax adviser before doing so.
Face Amount Increases. You may increase the Face Amount by submitting a written request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased to more than the maximum Face Amount for that Policy. The maximum Face Amount varies by Plan. However, in connection with a particular Group Contract, we may establish a substantially higher Face Amount for Policies issued under that Contract. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. You may decrease the Face Amount by written request to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at your election) either limit the decrease or return Cash Value to you to the extent necessary to meet those requirements. A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See “Charges and Deductions — Cost of Insurance Charge.”)
Changing Owner or Beneficiary
The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured’s lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner’s written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured’s death, the Owner may, within 60 days of the Insured’s death, designate another person to receive the Policy proceeds. Changing the Owner may have adverse tax consequences. The Owner should consult a tax adviser before doing so.
Surrender and Partial Withdrawals
During the lifetime of the Insured and while a Policy is in force, you may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of your request. We may postpone payment of surrenders and partial withdrawals under certain conditions. Surrenders and partial withdrawals may have federal income tax consequences.
Surrender. You may surrender the Policy by sending a written request, on a form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that you return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.
Upon surrender, we will pay to you the Cash Surrender Value on the date of surrender. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.
Partial Withdrawals. After the first Policy Year, you may make up to one partial withdrawal each Policy Month. You may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal using the Cash Value determined at the end of the Valuation Period during which we receive your request.
The minimum amount of a partial withdrawal, net of any transaction charges, is currently $200. We reserve the right to increase this minimum amount up to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy’s Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See “The General Account — Restrictions on Partial Withdrawals or Transfers from the General Account.”) Subject to the above conditions, you may allocate the amount withdrawn among the Divisions and/or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the Divisions and/or the General Account on a pro-rata basis (that is, based on the proportion that the Policy’s Cash Value in each Division and/or the General Account bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocation, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or in the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining Divisions and/or the General Account. You may request that the partial withdrawal transaction charge be paid from your Cash Value in a particular Division or in the General Account. You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below $25,000.
A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a “tax corridor” under either Option A or Option B — that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See “Policy Benefits — Death Benefit Options.”) Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.
Transfers
You may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and between the Divisions and the General Account. You may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See “The General Account.”) The following terms apply to transfers under a Policy:
•
We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern Time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
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We will consider all transfer requests received on the same Valuation Day as a single transfer request.
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The minimum amount that you must transfer is currently $250, or, if less, the Policy’s Cash Value in a Division or in the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
•
We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year.
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The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.
Restrictions on Frequent Transfers
Frequent requests from Owners to transfer Cash Value may dilute the value of a Portfolio’s shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Portfolios (these Portfolios, referred to as the “Monitored Funds,” are identified in the list below) and we monitor transfer activity in those Monitored Funds.
The following Portfolios are “Monitored Funds”:
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MFS® Global Equity Series
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MFS® High Yield Portfolio
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MFS® Income Portfolio
•
MFS® New Discovery Series
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Cash Value; and (3) two or more “round trips” involving any Portfolio in the given category. A round trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Portfolios. We may change the Monitored Funds at any time without notice in our sole discretion.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Funds under that Policy to be submitted with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Portfolios and there are no arrangements in place to permit any Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Fund.
In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading, the Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Owner). You should read the Portfolio prospectuses for more details.
Restrictions On Large Transfers
Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt fund management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.
Loans
Loan Privileges. After the first Policy Anniversary, you may, by request in writing (by mail or facsimile) to our Administrative Office or via the Internet, to borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where
(a)
is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
(b)
is the amount of any outstanding Indebtedness.
The minimum amount that you may borrow is $100. We will ordinarily pay any amount due to you under a Policy Loan within seven days after we receive the loan request at our Administrative Office, although we may postpone payments under certain circumstances.
We will process each loan request at the accumulation unit value determined at the end of the Valuation Period during which we receive your request.
When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan to the Loan Account as collateral for the loan. We will also transfer an amount equal to the loan interest due at the next Policy Anniversary, discounted at an interest rate equal to the current Loan Account crediting rate. Unless you request a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value. This will reduce the Policy’s Cash Value in the Separate Account and the General Account. These transactions will not be considered transfers for purposes of the limitations on transfers.
Interest Rate Charged For Policy Loans. We charge you 8% interest per year on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If you do not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account in the same proportion that the Cash Value in each Division and the General Account bears to the unloaned Cash Value.
Loan Account Interest Rate Credited. Amounts in the Loan Account will earn interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the Divisions and the General Account: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.
Repayment of Indebtedness. You may repay all or part of your Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions on the same proportionate basis on which we originally transferred the loan collateral from the Divisions and the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless you request in writing that the payments be treated as repayment of Indebtedness.
Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.
There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy is exchanged, canceled or lapses with loans outstanding. A loan from or secured by a Policy that is not classified as a MEC should generally not be treated as a taxable distribution so long as the Policy stays in force. You should seek competent advice before requesting a Policy loan.
Conversion Right to a Fixed Benefit Policy
You may, upon written request, convert a Policy still in force to a life insurance policy that provides benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, you request in writing that we transfer all of your Cash Value into the General Account, and you indicate that you are exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy’s death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.
If a Certificate has been amended to operate as an Individual Policy following an Insured’s change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner’s option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.
Eligibility Change Conversion
As long as the Policy is in force, an Insured’s coverage will continue even if an Insured’s eligibility under a Group Contract ends because the Group Contract terminates or the Employee’s employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the Employee’s eligibility during the reinstatement period.
We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the Employee’s employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See “Premiums.”)
When an Employee’s spouse is the Insured under a Policy, the spouse’s insurance coverage also will continue in the event the Employee is no longer eligible. We will automatically amend the Policy issued to the Employee’s spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges.
If an Associated Company ceases to be under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.
Payment of Benefits at Maturity
If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to you on the Maturity Date. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.
Telephone, Facsimile and Internet Requests
In addition to written requests, we may accept instructions by telephone, facsimile, and via the Internet from you or an authorized third party regarding transfers, loans, partial withdrawals and certain Policy changes, subject to the following conditions.
•
We will employ reasonable procedures to confirm that instructions are genuine.
•
If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•
These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to you.
•
We reserve the right to suspend telephone, facsimile and/or Internet instructions at any time for any class of Policies for any reason.
You should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN when using Internet systems. We are not able to verify that the person providing the PIN and giving us instructions via the Internet is you or is authorized to act on your behalf.
Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, yours, or that of your service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should make the request by writing to our Administrative Office.
Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Portfolios and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day record keeping, are all executed through computer networks and systems.
POLICY LAPSE AND REINSTATEMENT
Lapse
A Policy may enter a 62-day grace period and possibly lapse (terminate without value or death benefit) if the Cash Surrender Value is not enough to cover the next monthly deduction. If you have taken out a loan, then your Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.
We will notify you at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions and Indebtedness will be deducted from the death benefit payable.
Reinstatement
Unless you have surrendered the Policy, you may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an Employee’s employment during the reinstatement period.
Reinstatement is subject to the following conditions:
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Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
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Payment of a premium that, after the deduction of any premium charges (premium expense charge and premium tax charge), is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
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Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.
If you meet the requirements to reinstate a lapsed Policy your face amount will be reinstated to the amount in effect immediately prior to the lapse. If you reinstate a lapsed Policy and elect to reinstate any Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.
If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to you. The effective date of the new Policy will be the date we approve the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date.

CHARGES AND DEDUCTIONS
We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; (iii) risks we assume; and (iv) our profit expectations.
Services and benefits we provide:
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the death benefit, cash and loan benefits under the Policy;
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investment options, including premium allocations;
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administration of elective options; and
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the distribution of reports to Owners.
Costs and expenses we incur:
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costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders);
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overhead and other expenses for providing services and benefits;
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sales and marketing expenses; and
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other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees.
Risks we assume:
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that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate; and
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that the costs of providing the services and benefits under the Policies exceed the charges we deduct.
Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies including distribution expenses. We may also profit from all the charges combined, including the cost of insurance charge and the mortality and expense risk charge and use such profits for any corporate purpose.
Transaction Charges
Premium Expense Charge. Before we allocate net premiums among the Divisions pursuant to your instructions, we will reduce your premium payments by a front-end sales charge (“premium expense charge”) equal to 1.00% of each premium to compensate us for our costs in issuing the Policies. In addition, for certain policies deemed to be individual contracts under federal tax laws, we make an additional charge of 1% (for a total of 2%) of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.
The sales charges will not change even if an Insured is no longer eligible under a Group Contract, but continues coverage on an individual basis.
Premium Tax Charge. Many states and localities impose a tax on premiums received by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 5.0% of premiums paid. To cover these premium taxes, we will reduce premium payments by a premium tax charge of 2.00% from all Policies. The 2.00% charge may be higher or lower than actual premium taxes, if any, assessed in your location.
Partial Withdrawal Transaction Charge. You may make a partial withdrawal of Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.
Transfer Charge. After the first Policy Year, you may transfer a portion of your Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.
Periodic Charges
Monthly Deduction. We will make the monthly deduction on the Investment Start Date and on each succeeding Monthly Anniversary. We will make deductions from each Division and the General Account in the same proportion that the Policy’s Cash Value in each Division and the General Account bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.
The monthly deduction has several components:
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the cost of insurance charge;
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the premium tax charge;
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a monthly administrative charge; and
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the charges for any riders.
Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit and for certain administrative costs. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month.
We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)
We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured’s circumstances at the time of the increase.
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Cost of Insurance Rates. The current cost of insurance rates are based on the Attained Age and the rate class of the Insured. We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.

The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C (“1980 CSO Table”). The guaranteed rates are higher than the maximum rates in the 1980 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of the 1980 CSO Table.
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Net Amount at Risk. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount — whether by the Owner’s request or resulting from a partial withdrawal — will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.
The current maximum cost of insurance is $2.78 per $1,000 of net amount at risk and the current minimum cost of insurance is $0.07 per $1,000 of net amount at risk.
Monthly Administrative Charge. We assess a monthly administrative charge from each Policy that is based upon the number of employees eligible to be covered at issue of a Group Contract. This charge compensates us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. The guaranteed maximum administrative charge that we can apply to Policies under any Group Contract can vary but will not exceed $6.00 per month during the first Policy Year and $3.50 per month in renewal years. The current administrative charge that we apply is up to $3.50 per month. Please refer to your Policy Schedule Page for the administrative charge that applies to your Policy.
These guaranteed charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract we may modify the charge for that Group Contract.
Charges For Riders. We charge a fee to compensate us for the coverage that we are providing. The monthly deduction will include charges for any additional benefits provided by rider. (See “Additional Benefits and Riders.”) The charges for individual riders are summarized in the Fee Table of this Prospectus. These riders may not be available in all states and some Group Contracts may not offer certain riders.
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Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided. The current cost for this rider is $0.10 per $1,000 of coverage.
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Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill. There is no charge for this rider. We may deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid. We are currently waiving this charge.
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Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employee’s spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value. The current maximum charge for this rider is $2.06 per $1,000 of coverage and the current minimum charge is $0.09 per $1,000 of Coverage.
Mortality and Expense Risk Charge. We will deduct a daily charge from the Separate Account at a rate not to exceed 0.0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.
This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.
Loan Interest Charge. We charge interest on Policy loans at a maximum annual interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the Loan Account with interest at a minimum effective annual rate of 5% (our current interest rate is 8.00% and our current crediting rate is 7.25%). The current loan interest spread is 0.75%.
Federal Taxes
We currently do not assess charges against the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See “Federal Tax Matters.”)
Variations in Charges
We may vary the amounts of charges described in this Prospectus as a result of such factors as: (1) differences in legal requirements in the jurisdictions where the Policies are sold; (2) differences in actual or expected risks, expenses, Policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or Insureds; and (3) changes in Policy pricing that we may implement from time to time. We may take into account additional information provided by prospective Contractholders in assessing these differences and determining any variances in charges, subject to our underwriting guidelines. Any such variations will be pursuant to our administrative procedures that we establish and will not discriminate unfairly against any Policy Owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

Portfolio Charges and Expenses
Charges are deducted from and expenses paid out of the assets of the Portfolios that are described in the prospectuses for those Portfolios. Shares of the Portfolios are purchased for the Separate Account at their net asset value. The net asset value of Portfolio shares is determined after deduction of the fees and charges. For further information, consult the prospectus for each Portfolio and Appendix A, below.
FEDERAL TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with your Policy or Certificate, as applicable, and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy or Certificate, as applicable. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.
Tax Status of the Policy or Certificate
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy or Certificate, as applicable, must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy or Certificate, as applicable, should satisfy the applicable requirements. If it is subsequently determined that the Policy or Certificate, as applicable, does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy or Certificate, as applicable, into compliance with such requirements and we reserve the right to restrict Policy or Certificate, as applicable, transactions in order to do so. The insurance proceeds payable upon death of the Insured will never be less than the minimum amount required for a Policy or Certificate, as applicable, to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy or Certificate, as applicable, was issued.
In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policy or Certificate, as applicable, we believe that the Owner of a Policy or Certificate, as applicable, should not be treated as the Owner of the Separate Account assets. We reserve the right to modify the Policy or Certificate, as applicable, to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policy or Certificate, as applicable, from being treated as the owners of the underlying Separate Account assets.
In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Policy or Certificate, as applicable, to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements. If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.
The following discussion assumes that the Policy or Certificate, as applicable, will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy or Certificate Benefits
In General. We believe that the death benefit under a Policy or Certificate, as applicable, should generally be excludible from the gross income of the Beneficiary to the extent provided in Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Policy or Certificate, as applicable, or where a business is the Owner of the Policy or Certificate, as applicable, covering the life of an Employee, if certain notice and consent and other requirements are not satisfied.
Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax adviser should be consulted on these consequences.
Generally, the Owner will not be deemed to be in constructive receipt of the Policy or Certificate, as applicable, Cash Value until there is a distribution. When distributions from a Policy or Certificate, as applicable, occur, or when loans are taken out from or secured by a Policy or Certificate, as applicable, the tax consequences depend on whether the Policy or Certificate, as applicable, is classified as a modified endowment contract.
Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as modified endowment contracts, with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies or Certificates, as applicable, as to premiums and benefits, the individual circumstances of each Policy or Certificate, as applicable, will determine whether it is classified as a MEC. In general, a Policy or Certificate, as applicable, will be classified as a MEC if the amount of premiums paid into the Policy or Certificate, as applicable, causes the Policy or Certificate, as applicable, to fail the “7-pay test.” A Policy or Certificate, as applicable, will fail the 7-pay test if at any time in the first seven Policy or Certificate years, as applicable, or in the seven years after a “material change,” the amount paid into the Policy or Certificate, as applicable, exceeds the sum of the level premiums that would have been paid at that point under a Policy or Certificate, as applicable, that provided for paid-up future benefits after the payment of seven level annual payments.
If there is a reduction in the benefits under the Policy or Certificate, as applicable, during a 7-pay testing period, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy or Certificate, as applicable, had originally been issued at the reduced Face Amount. If there is a “material change” in Policy’s or Certificate’s, as applicable, benefits or other terms, even after the first seven years, the Policy or Certificate, as applicable, may have to be retested as if it were a newly issued Policy or Certificate, as applicable. A material change may occur, for example, when there is an increase in the death benefit or the receipt of an unnecessary premium. Unnecessary premiums are premiums paid into a Policy or Certificate, as applicable, which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the most recent 7-pay testing period. To prevent your Policy or Certificate, as applicable, from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy or Certificate, as applicable, will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax adviser to determine whether a Policy or Certificate, as applicable, transaction will cause the Policy or Certificate, as applicable, to be classified as a MEC.
Distributions Other Than Death Benefits From Modified Endowment Contracts. Policies or Certificates, as applicable, classified as modified endowment contracts are subject to the following tax rules:
(1)
All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Policy or Certificate, as applicable, only after all gain has been distributed.
(2)
Loans taken from or secured by a Policy or Certificate, as applicable, classified as a modified endowment contract are treated as distributions and taxed accordingly.
(3)
A 10 percent additional income tax penalty is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1∕2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary. The foregoing exceptions generally do not apply to an Owner that is a non-natural person, such as a corporation.
If a Policy or Certificate, as applicable, becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy or Certificate, as applicable, within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy or Certificate, as applicable, that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.
Distributions Other Than Death Benefits From Policies or Certificates That Are Not Modified Endowment Contracts. Distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Plans where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy or Certificate, as applicable, that is not classified as a modified endowment contract are generally treated first as a non-taxable recovery of the Owner’s investment in the Policy or Certificate, as applicable, and only after the recovery of all investment in the Policy or Certificate, as applicable, as gain taxable as ordinary income. However, distributions during the first 15 Policy or Certificate, as applicable, years accompanied by a reduction in Policy or Certificate, as applicable, benefits, including distributions which must be made in order to enable the Policy or Certificate, as applicable, to continue to qualify as a life insurance contract for federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.
Loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are generally not treated as distributions.
Finally, neither distributions nor loans from or secured by a Policy or Certificate, as applicable, that is not a modified endowment contract are subject to the 10 percent additional income tax.
Investment in the Policy or Certificate. Your investment in the Policy or Certificate, as applicable, is generally your aggregate premiums. When a distribution is taken from the Policy or Certificate, as applicable, your investment in the Policy or Certificate, as applicable, is reduced by the amount of the distribution that is tax-free.
Policy or Certificate Loans. In general, interest on a Policy or Certificate, as applicable, loan will not be deductible. If a Policy or Certificate, as applicable, loan is outstanding when a Policy or Certificate, as applicable, is exchanged, canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any Policy or Certificate, as applicable, gain.
Before taking out a Policy or Certificate, as applicable, loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy or Certificate, as applicable, distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.
Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to federal income tax. Note, however, that the foregoing rule may not apply to certain contracts issued by Puerto Rican branches of U.S. life insurance companies before January 1, 2005, provided that such payments are made pursuant to binding life insurance contracts issued by such branches on or before July 12, 2004.
Multiple Policies or Certificates. All modified endowment contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner’s income when a taxable distribution occurs.
Accelerated Benefits Rider. In general, rider benefits may be received tax free by the Owner if the Insured is terminally ill or chronically ill, subject to certain limitations and conditions. However, benefits under the Accelerated Benefits Rider received by a business owner with respect to an insured Employee will generally be taxable. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or Certificate, as applicable, or requesting payment under this rider.
Non-Individual Owners and Business Beneficiaries of Policies or Certificates. If a Policy or Certificate, as applicable, is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy or Certificate, as applicable. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Policy or Certificate, as applicable, this Policy or Certificate, as applicable, could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Death benefits payable to a business owner on the life of an Employee will generally be taxable if certain notice and consent and other requirements are not satisfied. In addition, benefits under the Accelerated Benefits Rider or Accelerated Death Benefit Settlement Option Rider, as applicable received by a business owner with respect to an insured Employee will generally be taxable.
Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of a Policy or Certificate, as applicable, or before a business (other than a sole proprietorship) is made a Beneficiary of a Policy or Certificate, as applicable.
Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy or Certificate, as applicable, or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy or Certificate, as applicable, retained incidents of ownership at death, or made a gift transfer of the Policy or Certificate, as applicable, within 3 years of death. If the Owner was not the Insured, the fair market value of the Policy or Certificate, as applicable, would be included in the Owner’s estate upon the Owner’s death.
Moreover, under certain circumstances, the Code may impose a generation-skipping transfer tax when all or part of a life insurance Policy or Certificate, as applicable, is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy or Certificate, as applicable, or from any applicable payment, and pay it directly to the IRS.
Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy or Certificate, as applicable, ownership and distributions under federal, state and local law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy or Certificate, as applicable, proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.
In general, current rules provide for a $10 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent through the year 2025.
The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your Beneficiaries under all possible scenarios.
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a Policy or Certificate, as applicable, purchase.
Possible Tax Law Changes. Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy or Certificate, as applicable, could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy or Certificate, as applicable.
We have the right to modify the Policy or Certificate, as applicable, in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy or Certificate, as applicable, and do not intend the above discussion as tax advice.
Transfer of Issued Life Insurance Policies to Third Parties. If you transfer the Policy to a third party, including a sale of the Policy to a life settlement company, such transfer for value may be taxable. The death benefit will also be taxable in the case of a transfer for value unless certain exceptions apply. We may be required to report certain information to the IRS, as required under IRC section 6050Y and applicable regulations. You should consult with a qualified tax advisor for further information prior to transferring the Policy.
Our Income Taxes. Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.
Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the Policy or Certificate, as applicable, Owners since the Company is the Owner of the assets from which the tax benefits are derived.
ADDITIONAL BENEFITS AND RIDERS
In addition to the standard death benefit associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. We currently offer the following riders under the Policy, subject to state availability:
NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Children’s Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer’s elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

If coverage is applied for after
certificate issue, coverage
may be subject to
underwriting.

Spouse Term Insurance Benefit	This rider provides term insurance in an amount selected at issue upon proof of death of the Insured’s spouse.	Optional
You may choose to add this
benefit if your Employer
makes the benefit available.
Depending upon your
Employer’s elected rider
benefit, you may also need to
be on active status. You
should ask your Employer if
this benefit is included and
whether you need to be on
active status in order to elect
it.

If coverage is applied for after
certificate issue, coverage
may be subject to
underwriting.

NAME OF BENEFIT	PURPOSE	IS BENEFIT STANDARD OR OPTIONAL?	BRIEF DESCRIPTION OF RESTRICTIONS OR LIMITATIONS
Accelerated Death Benefit Settlement Option Rider	Under this rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally.	Standard
The rider is standard if
elected by the Employer at
the group level. There is no
individual election at the
Employee level, and the
Employee may not terminate
the benefit. You should ask
your Employer if this benefit
is included.

Payment under this rider may
affect eligibility for benefits
under state or federal law.

Will Preparation Service	MetLife makes a will preparation service available to you (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The will preparation service is made available through a MetLife affiliate.
Estate Resolution Services	This benefit provides certain probate services in the event you or your Spouse dies (subject to state variations).	Standard	The rider is standard unless your Employer decides not to make it available. The probate services are made available through a MetLife affiliate.
Dollar Cost Averaging Automatic Investment Strategy	Allows you to automatically transfer a predetermined amount of money from the Division that invests in the money market fund or an ultra short-term fund to a number of available Divisions	Standard
Dollar Cost Averaging occurs
after the close of business on
each Monthly Anniversary or
after close of business on the
next business day following
each Monthly Anniversary
should your Monthly
Anniversary fall on a
nonbusiness day (weekend or
holiday).

Annual Automatic Portfolio Rebalancing	Allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify.	Standard
This rebalancing occurs
annually after the close of
business on your Policy
anniversary or after the close
of business on the next
business day following your
Policy anniversary should
your Policy anniversary fall
on a non-business day
(holiday or weekend).

Additional Insurance Benefits
Children’s Life Insurance Rider. This rider provides for term insurance on the Insured’s children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured’s death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.
For example, if you have $5,000 of coverage under this rider, and your child dies while the child rider is in force, we will pay $5,000 in death benefit to the Beneficiary upon the death of the child.
Spouse’s Life Insurance Rider. This rider provides term insurance on the Insured’s spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured’s death before the Policy Anniversary nearest the spouse’s 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse’s life insurance rider differs from an actual Policy issued on an employees’ spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
For example, if you have $10,000 of coverage under this rider, and your legal spouse dies while the spouse rider is in force, we will pay $10,000 in death benefit to the Beneficiary upon the death of the spouse.
Accelerated Death Benefit Settlement Option Rider. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to you if the Insured is terminally ill and expected to die within less than 12 months (subject to state variations). Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The amount of the death benefit payable under the rider will equal up to 85% of the Face Amount under the Policy on the date we receive satisfactory evidence of terminal illness as described above, less any Indebtedness. In general, rider benefits may be received tax free subject to certain limitations and conditions. You should consult a qualified tax adviser about the consequences of adding this rider to a Certificate or requesting an accelerated death benefit payment under this rider. We do not currently impose a charge for this rider. However, we reserve the right to deduct an administrative charge of $100 from the accelerated death benefit at the time it is paid.
The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting an accelerated death benefit payment under this rider.
For example, If you are eligible for benefits under the Accelerated Death Benefit Settlement Option Rider and have a face amount of $100,000 with no cash value, you may elect to receive up to $85,000 of the death benefit proceeds (less any loans and loan interest) prior to Your death.
Will Preparation Service. This rider provides you with a will preparation service (“Service”) while this rider and the Policy are in force. This Service is made available to you, at no cost, through a MetLife affiliate (“Affiliate”). This Service provides for a will to be prepared by attorneys designated by the Affiliate for you and your Spouse. If you have a will prepared by an attorney not designated by the Affiliate, you must pay the attorney’s services directly.

Upon proof of such payment, you will be reimbursed for the attorney’s services in an amount equal to the lesser of the amount you paid for the attorney’s services and the amount customarily reimbursed for such services by the Affiliate.
For example, if you decide that you would like to have a codicil to your will prepared, this Service enables you to work one-on-one with an attorney, in-person, on the phone, or online to prepare the codicil to your will free of charge. Subject to state variations.
Estate Resolution Services. If you or your Spouse die while this rider and the Policy are in force, a probate benefit (the “Benefit”) will be made available to the estate of the deceased. The Benefit is available through an Affiliate. The Benefit provides for certain probate services to be made available, free of charge, by attorneys designated by the Affiliate. If probate services are provided by an attorney not designated by the Affiliate, the estate of the deceased must pay for those attorney’s services directly. Upon proof of such payment, the estate of the deceased will be reimbursed for the attorney’s services in an amount equal to the lesser of the amount such estate paid for the attorney’s services and the amount customarily reimbursed for such services by the Affiliate.
For example, the executor of your estate may use the Benefit to receive unlimited consultations, either face-to-face with an attorney or by phone to assist in settling your estate.
Automatic Investment Strategies
Dollar Cost Averaging. This investment strategy allows you to automatically transfer a predetermined amount of money from MFS U.S. Government Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each Monthly Anniversary or after close of business on the next business day following each Monthly Anniversary should your Monthly Anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy’s Cash Value in the MFS U.S. Government Money Market Division must be greater than or equal to $1,000. The minimum total monthly transfer amount must be greater than or equal to $100.
Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.
For example, if you elected the Dollar Cost Averaging and selected $12,000 of cash value to be transferred from the MFS U.S. Government Money Market Division to specified other Divisions that you choose, over a 12 month period we will $1,000 each month for 12 months.
Annual Automatic Portfolio Rebalancing. This investment strategy allows you to automatically reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).
Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.
For example, if you allocated 25% to each of four Divisions, after the close of business on your Policy anniversary, or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend), we will transfer amounts among those four Divisions so that there is 25% of your Policy’s Cash Value in each Division.
The automated transfers under these investment strategies will not count towards frequent transfer constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the Policy.
DISTRIBUTION OF THE POLICIES
Distributing the Policies
MetLife Investors Distribution Company (“MLIDC”) is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts that we, or our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Policies (e.g. commissions payable to retail broker-dealers who sell the Policies).
MLIDC’s principal offices are located at 200 Park Avenue, New York, NY 10166. MLIDC is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at (800) 289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or online.
MLIDC and the Company may enter into selling agreements with broker-dealers (“selling firms”) who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.
We may compensate MetLife employees for referrals. We may also make various payments to selling firms and other third parties. (See “Compensation Paid to Selling Firms and Other Intermediaries.”)
Commissions Paid to Selling Firms
The maximum commissions payable to a selling firm are one of the following options:
Option	First Year	Renewal Years
1	A+B	a+b
2	A+B	a+c
3	A+X+Y+Z	a
A =
18% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B =
1% of premiums in excess of the cost of insurance assessed during the first Policy Year.

a =
18% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b =
1% of premiums in excess of the cost of insurance assessed during that Policy Year.
c =
Up to 0.25% per year of the average Cash Value of a Policy during a Policy Year.
X =
20% of the first Policy Year premiums received up to an amount that equals: the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y =
2% of any unscheduled premiums received.
Z =
1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.
Compensation Paid to Selling Firms and Other Intermediaries
MetLife enters into arrangements concerning the sale, servicing and/or renewal of MetLife group insurance and certain other group-related products (“Products”) with brokers, agents, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale, servicing and/or renewal of such products (each, an “Intermediary”). MetLife may pay your Intermediary compensation, which may include, among other things, base compensation, supplemental compensation and/or a service fee. MetLife may pay compensation for the sale, servicing and/or renewal of Products, or remit compensation to an Intermediary on your behalf. Your Intermediary may also be owned by, controlled by or affiliated with another person or party, which may also be an Intermediary and who may also perform marketing and/or administration services in connection with your Products and be paid compensation by MetLife.
Base compensation, which may vary from case to case and may change if you renew your Products with MetLife, may be payable to your Intermediary as a percentage of premium or a fixed dollar amount. MetLife may also pay your Intermediary compensation that is based upon your Intermediary placing and/or retaining a certain volume of business (number of Products sold or dollar value of premium) with MetLife. In addition, supplemental compensation may be payable to your Intermediary for eligible Products. Under MetLife’s current supplemental compensation plan (“SCP”), the amount payable as supplemental compensation may range from 0% to 8% of premium. The supplemental compensation percentage may be based on one or more of: (1) the number of Products sold through your Intermediary during a one-year period; (2) the amount of premium or fees with respect to Products sold through your Intermediary during a one-year period; (3) the persistency percentage of Products in force through your Intermediary during a one-year period; (4) the block growth of the Products in force through your Intermediary during a one-year period; (5) premium growth during a one-year period; or (6) a flat amount, fixed percentage or sliding scale of the premium for Products as set by MetLife. The supplemental compensation percentage will be set by MetLife based on the achievement of the outlined qualification criteria and it may not be changed until the following SCP plan year. As such, the supplemental compensation percentage may vary from year to year, but will not exceed 8% under the current supplemental compensation plan.
The cost of supplemental compensation is not directly charged to the price of our Products, except as an allocation of overhead expense, which is applied to all eligible group insurance Products, whether or not supplemental compensation is paid in relation to a particular sale or renewal. As a result, your rates will not differ by whether or not your Intermediary receives supplemental compensation. If your Intermediary collects the premium from you in relation to your Products, your Intermediary may earn a return on such amounts. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates, or with other parties, that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., insurance and employee benefits exchanges, enrollment firms and platforms, sales contests, consulting agreements, participation in an insurer panel, or reinsurance arrangements).
More information about the eligibility criteria, limitations, payment calculations and other terms and conditions under MetLife’s base compensation and supplemental compensation plans can be found on MetLife’s Web site at www.metlife.com/business-and-brokers/broker-resources/broker-compensation. Questions regarding Intermediary compensation can be directed to ask4met@metlifeservice.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET. In addition to the compensation paid to an Intermediary, MetLife may also pay compensation to your representative. Compensation paid to your representative is for participating in the sale, servicing, and/or renewal of products, and the compensation paid may vary based on a number of factors including the type of product(s) and volume of business sold. If you are the person or entity to be charged under an insurance policy or annuity contract, you may request additional information about the compensation your representative expects to receive as a result of the sale or concerning compensation for any alternative quotes presented, by contacting your representative or calling (866) 796-1800.
Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.
The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.
GENERAL PROVISIONS OF THE GROUP CONTRACT
Issuance
The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the Employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.
Premium Payments
The Contractholder will remit planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the Employee to be deducted from his or her wages. All planned premiums under a Group Contract must be specified in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.
Grace Period
If the Contractholder does not remit planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be remitted. If the Contractholder does not remit premiums before the end of the grace period, the Group Contract will terminate. However, the Certificate will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company.

Termination
Except as described in “Grace Period” above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days’ notice. If the Group Contract terminates, any Certificate in effect will be amended automatically to continue in force as an Individual Policy following the Group Contract’s termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. (See “Policy Benefits — Eligibility Change Conversion.”)
Right to Examine Group Contract
The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.
Entire Contract
The Group Contract, with the attached copy of the Contractholder’s application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.
Incontestability
We cannot contest the Group Contract after it has been in force for two years from the date of issue.
Ownership of Group Contract
The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Polices issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.
GENERAL MATTERS RELATING TO THE POLICY
Postponement of Payments
We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax or Internet request, and/or due proof of death of the Insured. We may postpone such payments, however, whenever:
•
the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
•
the SEC by order permits postponement for the protection of Owners; or

•
an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.
The Company may defer payments on any amount from the General Account for not more than six months.
Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. We may use telephone, fax, internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.
Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1∕2% per year for the period of the deferment.
STATE VARIATIONS
This Prospectus describes all material features of the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the Prospectus. There may be differences between the description of the Policy contained in this Prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. Your actual policy and endorsements or riders are the controlling documents. You should contact our Administrative Office to review a copy of your Policy and any applicable endorsements and riders.
LEGAL PROCEEDINGS
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.
FINANCIAL STATEMENTS
The financial statements of the Company, Metropolitan Tower Life Insurance Company and Paragon Separate Account B, are incorporated by reference from the submission form type N-VPFS, File No. 811-07534, relating to class ID# C000018815, filed by the Separate Account with the SEC on April 14, 2023.

The financial statements of the Company and of Metropolitan Tower Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of Metropolitan Tower Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
Administrative Office – The service office of the Company. The mailing address is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St. Louis, MO 63141. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (866) 347-4483. You may also contact us for information at (800) 756-0124.
Attained Age – The Issue Age of the Insured plus the number of completed Policy Years.
Associated Companies – The companies listed in a Group Contract’s specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.
Beneficiary – The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured’s death. A Beneficiary may be changed as set forth in the Policy and this Prospectus. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner.
Cash Value – The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account (if applicable), and in the Loan Account.
Cash Surrender Value – The Cash Value of a Policy on the date of surrender, less any Indebtedness, any accrued and unpaid monthly deduction and any applicable transaction charge.
Certificate – A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner’s rights and benefits.
Contractholder – The Employer, association, sponsoring organization or trust that is issued a Group Contract.
Division – A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Portfolio.
Effective Date – The actual date coverage shall take effect which will be on or after the Issue Date.
Employee – A person who is employed and paid for services by an Employer on a regular basis. To qualify as an Employee, a person ordinarily must work for an Employer at least 30 hours per week. MetLife may waive or modify this requirement at its discretion. An Employee may also include an independent contractor acting in many respects as an Employee with a sponsoring Employer. An Employee may include a partner in a partnership if the Employer is a partnership.
Face Amount – The minimum death benefit under the Policy so long as the Policy remains in force.
Fund – An underlying mutual fund in which the Separate Account assets are invested.
General Account – The Policy option where your money earns annual interest at a rate that will not be lower than the guaranteed minimum annual effective rate in effect on the issue date of your Group Policy, which in no event will be lower than 4%. We may credit higher rates of interest, but are not obligated to do so. This may not be available on all Certificates as an option. The General Account is part of the Company’s general account.

Group Contract – A group flexible premium variable life insurance contract issued to the Contractholder by the Company.
Indebtedness – The sum of all unpaid Policy Loans and accrued interest charged on loans.
Individual Insurance – Insurance provided under a Group Contract or under an Individual Policy issued in connection with an Employer-sponsored insurance program on an Employee or an Employee’s spouse.
Insured – The person whose life is insured under a Policy. The term may include both an Employee and an Employee’s spouse.
Investment Start Date – The date the initial premium is applied to the General Account or to the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company’s Administrative Office.
Issue Age – The Insured’s Age as of the date the Policy is issued.
Issue Date – The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.
Loan Account – The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company’s general account assets.
Loan Value – The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.
Maturity Date – The Policy Anniversary on which the Insured reaches Attained Age 95.
Monthly Anniversary – The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.
Net Premium – The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy and any charge for premium taxes.
Owner (or you) – The Owner of a Policy, as designated in the application or as subsequently changed.
Policy – Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the Employee or on the Employee’s spouse.
Policy Anniversary – The same date each year as the Issue Date.
Policy Month – A month beginning on the Monthly Anniversary.
Policy Year – A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.
Portfolio — A portfolio represents a class (or series) of stock of a Fund in which a Division's assets are invested.
SEC (or the Commission) – The Securities and Exchange Commission.

Separate Account – Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.
Spouse – An Employee’s legal spouse. The term does not include a spouse who is legally separated from the Employee.
Valuation Date – Each day that the New York Stock Exchange is open for regular trading.
Valuation Period – The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

APPENDIX A: PORTFOLIOS AVAILABLE UNDER THE POLICY
The following is a list of the Portfolios currently available under the Policy. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://dfinview.com/metlife/tahd/MET000230. You can also request this information at no cost by calling
(800) 756-0124 or by sending an email request to GVUL-eservice@metlifecommercial.com.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but does not reflect the other fees and expenses that the Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
FUND TYPE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR	10 YEAR
US Equity	MFS® Core Equity Portfolio* - Initial Class Massachusetts Financial Services Company	0.83%	-17.27%	9.53%	12.61%
Global Equity	MFS® Global Equity Series* - Initial Class Massachusetts Financial Services Company	0.92%	-17.73%	5.18%	8.42%
US Equity	MFS® Growth Series* - Initial Class Massachusetts Financial Services Company	0.74%	-31.63%	9.57%	13.05%
US Fixed Income	MFS® High Yield Portfolio* - Initial Class Massachusetts Financial Services Company	0.72%	-10.51%	1.60%	3.26%
US Fixed Income	MFS® Income Portfolio* - Initial Class Massachusetts Financial Services Company	0.75%	-13.71%	0.73%	2.06%
US Equity	MFS® Investors Trust Series* - Initial Class Massachusetts Financial Services Company	0.78%	-16.49%	8.44%	11.43%
US Equity	MFS® Massachusetts Investors Growth Stock Portfolio* - Initial Class Massachusetts Financial Services Company	0.73%	-19.26%	11.95%	13.28%
US Equity	MFS® Mid Cap Growth Series* - Initial Class Massachusetts Financial Services Company	0.80%	-28.70%	9.28%	12.53%
US Equity	MFS® New Discovery Series* - Initial Class Massachusetts Financial Services Company	0.87%	-29.76%	7.81%	9.99%
US Equity	MFS® Research Series* - Initial Class Massachusetts Financial Services Company	0.79%	-17.21%	8.90%	11.68%
US Fixed Income	MFS® Total Return Bond Series* - Initial Class Massachusetts Financial Services Company	0.53%	-13.93%	0.19%	1.39%
Allocation	MFS® Total Return Series* - Initial Class Massachusetts Financial Services Company	0.61%	-9.58%	5.18%	7.34%
US Fixed Income	MFS® U.S. Government Money Market Portfolio* - Initial Class Massachusetts Financial Services Company	0.45%	1.17%	0.86%	0.46%
Sector/Equity	MFS® Utilities Series* - Initial Class Massachusetts Financial Services Company	0.78%	0.76%	9.00%	8.63%
US Equity	MFS® Value Series* - Initial Class Massachusetts Financial Services Company	0.69%	-5.91%	7.35%	11.05%
*
The Portfolio is subject to an expense reimbursement or fee waiver arrangement. The annual expenses shown reflect temporary fee reductions.
A-1

To learn more about the Policy, you should read the SAI dated the same date as this Prospectus and is incorporated by reference into this Prospectus. It includes additional information about the Policies and the Separate Account. For a free copy of the SAI, please visit dfinview.comsw/metlife/tahd/MET000230 or call (800) 756-0124 or write to us at our Administrative Office. To receive free personalized illustrations of death benefits and Cash Values, and to request other information about the Policy or to make inquiries please call (800) 756-0124 or write to us at our Administrative Office. The mailing address for our Administrative Office is: MetLife GVUL; Suite 600; 11330 Olive Boulevard; St Louis, MO 63141.
Reports and other information about the Separate Account are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR ID: C000018815